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                          AIM SUMMIT INVESTORS PLANS II

                       Supplement dated September 6, 2002
                      to the Prospectus dated March 1, 2002
                          as supplemented July 1, 2002



Effective September 6, 2002, the following information replaces in its entirety the second paragraph appearing under the heading "SERVICE CHARGES AND OTHER FEES" - "Custodian Fees and Sponsor Charges" on page 13 of the Prospectus:

         "If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account. The Custodian will charge you $2.50 for terminating a plan."

The following sentence replaces in its entirety the first sentence of the fifth paragraph appearing under the heading "SERVICE CHARGES AND OTHER FEES" - "Custodian Fees and Sponsor Charges" on page 13 of the Prospectus:

         "If you establish your plan through an IRA, the Custodian will deduct an annual IRA custodial fee of $10.00 from your account ($6.00 will be paid to BFDS and $4.00 will be paid to the Sponsor)."